Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:

Jeffrey S. Musser	Bradley S. Powell	Geoffrey Buscher
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
(206) 674-3433	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE
EXPEDITORS REPORTS FOURTH QUARTER 2017 EPS OF $0.92

SEATTLE, WASHINGTON - February 20, 2018, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced fourth quarter 2017 financial results including the following highlights compared to the same quarter of 2016:

•	Diluted Net Earnings Attributable to Shareholders per share (EPS1) increased 51% to $0.92 (includes a net income tax benefit from U.S. tax reform of $0.21)

•	Net Earnings Attributable to Shareholders increased 51% to $167 million (includes a net income tax benefit from U.S. tax reform of $39 million)

•	Operating Income increased 16% to $199 million

•	Revenues increased 16% to $1.90 billion

•	Net Revenues[2] increased 15% to $629 million

•	Airfreight tonnage volumes increased 6% and ocean container volumes increased 1%

“We executed well across all of our businesses in the fourth quarter, with improved performance throughout the second half of 2017,” said Jeffrey S. Musser, President and Chief Executive Officer. “The global freight industry is stronger than it was a year ago, particularly in certain key lanes and especially for shipments by air. In response to that continued robust demand, and combined with tight capacity and unpredictable rates, we continued to grow profitably by delivering outstanding services and solutions to our customers.

“I credit our strong results to the hard work and discipline of everyone throughout our talented organization, as we continue to move higher volumes in all services with greater efficiency per-shipment. The vast majority of our dedicated employees work in the field at one of our many District operations, where they are close to our customers and greatly attuned to their individual supply chain needs. Because each District is responsible for its own P&L, we are all highly motivated to drive efficiency and growth in support of profitable business.”

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “We continued to improve operational performance on many levels, pushing operating efficiency (operating income as a percentage of net revenue) to nearly 32% in Q4 and above 30% for the full year. We are managing our pricing well in a volatile rate environment, and we are controlling expenses by making the best of our investments in people, processes, and core technologies. We will continue to invest in people and systems to support profitable growth, while working to further hone our performance at the District level to move more freight and to move it more efficiently.”

Mr. Powell also noted, “We were positively impacted by the implementation of U.S. tax law changes in Q4, which resulted in recognizing a $39 million net income tax benefit. The impact on our effective tax rate in future periods will largely depend on the mix of pretax earnings that we generate in our U.S. and foreign operations, as well as further interpretation of and guidance to be issued on the new tax law. At this time, we expect our effective tax rate in 2018 will be between 31% and 34% of pretax earnings.”

Expeditors is a global logistics company headquartered in Seattle, Washington. The Company employs trained professionals in 177 district offices and numerous branch locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation services, order management, warehousing and distribution and customized logistics solutions.

________________________
1Diluted earnings attributable to shareholders per share.
2 Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
4th Quarter 2017 Earnings Release, February 20, 2018

Financial Highlights for the Three months and Years ended December 31, 2017 and 2016 (Unaudited)
(in 000's of US dollars except per share data)

	Three months ended December 31,			Years ended December 31,
	2017	2016	% Change	2017	2016	% Change
Revenues	$1,901,371	$1,642,007	16%	$6,920,948	$6,098,037	13%
Net revenues[3]	$628,809	$548,591	15%	$2,319,189	$2,164,036	7%
Operating income[4]	$199,011	$172,210	16%	$700,260	$670,163	4%
Net earnings attributable to shareholders[5]	$166,967	$110,590	51%	$489,345	$430,807	14%
Diluted earnings attributable to shareholders	$0.92	$0.61	51%	$2.69	$2.36	14%
Basic earnings attributable to shareholders	$0.94	$0.61	54%	$2.73	$2.38	15%
Diluted weighted average shares outstanding	180,635	181,887		181,666	182,704
Basic weighted average shares outstanding	177,523	180,201		179,247	181,282
_______________________
3 Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
4 Operating Income in the fourth quarter of 2016 includes a $6 million foreign exchange gain recorded in customs brokerage and other services expenses that resulted from the devaluation of the Egyptian pound.
5Net earnings in the fourth quarter of 2017 include a $39 million net income tax benefit that resulted from the effect of the 2017 Tax Cut and Jobs Act. This amount is composed of the remeasurement of net deferred tax liabilities and assets, based on the new lower U.S. corporate tax rate, the recording of a provisional estimate of the one-time mandatory tax on the undistributed earnings of the Company's non-U.S. subsidiaries, and the effects of the transition to a territorial tax system in the U.S.

During the three and twelve-month periods ended December 31, 2017, the Company repurchased 2.1 million and 8.2 million shares of common stock at an average price of $64.52 and $58.16 per share, respectively. During the three and twelve-month periods ended December 31, 2016, the Company repurchased 1.3 million and 6.7 million shares of common stock at an average price of $54.31 and $50.53 per share, respectively.

	Employee Full-time Equivalents as of December 31,
	2017	2016
North America	6,091	5,835
Europe	3,050	2,887
North Asia	2,593	2,597
South Asia	1,623	1,506
Middle East, Africa and India	1,503	1,562
Latin America	814	778
Information Systems	884	877
Corporate	386	376
Total	16,944	16,418

	Year-over-year percentage increase/(decrease) in:
	Airfreight kilos	Ocean freight FEU
2017
October	8%	(1)%
November	7%	1%
December	2%	2%
Quarter	6%	1%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on February 23, 2018 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about March 5, 2018.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements, which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on the strength of the global freight industry and continued robust demand, tight capacity and unpredictable rates. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to move increased volumes with greater efficiency, employee motivation to drive efficiency and growth in support of profitability, our ability to manage pricing in a volatile environment, our ability to control expenses and optimize our investments to support profitable growth, and our ability to predict our effective tax rate in 2018; volatility in equity markets; energy and fuel prices; political changes; foreign exchange rates; regulatory actions or changes or the unpredictable acts of competitors and other risks; and risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	December 31, 2017	December 31, 2016
Assets
Current Assets:
Cash and cash equivalents	$1,051,099	$974,435
Accounts receivable, net	1,414,741	1,190,130
Other current assets	75,612	54,014
Total current assets	2,541,452	2,218,579
Property and equipment, net	525,203	536,572
Goodwill	7,927	7,927
Deferred Federal and state taxes, net	13,207	—
Other assets, net	29,219	27,793
	$3,117,008	$2,790,871
Liabilities and Equity
Current Liabilities:
Accounts payable	$866,305	$726,571
Accrued expenses, primarily salaries and related costs	206,320	185,502
Federal, state and foreign income taxes	20,494	17,858
Total current liabilities	1,093,119	929,931
Noncurrent Federal income tax payable	29,516	—
Deferred Federal and state income taxes	—	13,727
Commitments and contingencies
Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share; issued and outstanding 176,374 shares at December 31, 2017 and 179,857 shares at December 31, 2016	1,764	1,799
Additional paid-in capital	546	2,642
Retained earnings	2,063,512	1,944,789
Accumulated other comprehensive loss	(73,964)	(104,592)
Total shareholders’ equity	1,991,858	1,844,638
Noncontrolling interest	2,515	2,575
Total equity	1,994,373	1,847,213
	$3,117,008	$2,790,871

February 20, 2018	Expeditors International of Washington, Inc.	Page 3 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except per share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2017	2016	2017	2016
Revenues:
Airfreight services	$854,455	$688,835	$2,877,032	$2,453,347
Ocean freight and ocean services	521,315	503,150	2,107,045	1,917,494
Customs brokerage and other services	525,601	450,022	1,936,871	1,727,196
Total revenues	1,901,371	1,642,007	6,920,948	6,098,037
Operating Expenses:
Airfreight services	636,344	515,612	2,126,761	1,752,167
Ocean freight and ocean services	380,689	371,989	1,543,740	1,378,699
Customs brokerage and other services	255,529	205,815	931,258	803,135
Salaries and related costs	336,961	289,544	1,267,120	1,157,635
Rent and occupancy costs	31,906	27,783	119,732	108,812
Depreciation and amortization	13,069	11,943	49,310	46,796
Selling and promotion	11,814	11,946	44,290	41,763
Other	36,048	35,165	138,477	138,867
Total operating expenses	1,702,360	1,469,797	6,220,688	5,427,874
Operating income	199,011	172,210	700,260	670,163

Interest income	3,639	2,987	13,204	11,580
Other, net	2,547	1,706	5,131	5,113
Other income, net	6,186	4,693	18,335	16,693
Earnings before income taxes	205,197	176,903	718,595	686,856
Income tax expense	37,742	65,805	228,212	254,323
Net earnings	167,455	111,098	490,383	432,533
Less net earnings attributable to the noncontrolling interest	488	508	1,038	1,726
Net earnings attributable to shareholders	$166,967	$110,590	$489,345	$430,807
Diluted earnings attributable to shareholders per share	$0.92	$0.61	$2.69	$2.36
Basic earnings attributable to shareholders per share	$0.94	$0.61	$2.73	$2.38
Dividends declared and paid per common share	$0.42	$0.40	$0.84	$0.80
Weighted average diluted shares outstanding	180,635	181,887	181,666	182,704
Weighted average basic shares outstanding	177,523	180,201	179,247	181,282

February 20, 2018	Expeditors International of Washington, Inc.	Page 4 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2017	2016	2017	2016
Operating Activities:
Net earnings	$167,455	$111,098	$490,383	$432,533
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses on accounts receivable	2,169	146	5,356	2,607
Deferred income tax (benefit) expense	(27,695)	13,493	(43,695)	15,835
Stock compensation expense	11,872	10,953	50,908	45,217
Depreciation and amortization	13,069	11,943	49,310	46,796
Other	(4,234)	(3,581)	(4,382)	(3,540)
Changes in operating assets and liabilities:
Increase in accounts receivable	(60,981)	(108,384)	(184,771)	(102,297)
Increase in accounts payable and accrued expenses	18,499	28,568	114,631	102,716
Increase (decrease) in income taxes payable, net	5,450	4,242	16,264	(12,370)
Decrease (increase) in other current assets	782	4,077	(5,365)	1,988
Net cash from operating activities	126,386	72,555	488,639	529,485
Investing Activities:
Purchase of property and equipment	(27,413)	(19,343)	(95,016)	(59,316)
Proceeds from sale of property and equipment	84,062	37	84,405	229
Other, net	161	611	(1,074)	5,891
Net cash from investing activities	56,810	(18,695)	(11,685)	(53,196)
Financing Activities:
Proceeds from issuance of common stock	42,311	37,668	205,092	185,313
Repurchases of common stock	(137,522)	(69,561)	(478,258)	(337,658)
Dividends paid	(74,769)	(72,123)	(150,495)	(145,123)
Distribution to noncontrolling interest	(904)	(1,335)	(904)	(1,335)
Net cash from financing activities	(170,884)	(105,351)	(424,565)	(298,803)
Effect of exchange rate changes on cash and cash equivalents	5,343	(16,774)	24,275	(10,847)
Increase (decrease) in cash and cash equivalents	17,655	(68,265)	76,664	166,639
Cash and cash equivalents at beginning of period	1,033,444	1,042,700	974,435	807,796
Cash and cash equivalents at end of period	$1,051,099	$974,435	$1,051,099	$974,435
Supplemental Cash Flow Information:
Cash paid for income taxes	$58,793	$49,263	$249,704	$254,312

February 20, 2018	Expeditors International of Washington, Inc.	Page 5 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended December 31, 2017:
Revenues from unaffiliated customers	$496,584	68,362	27,349	703,578	186,715	307,432	111,351	—	1,901,371
Transfers between geographic areas	31,807	3,581	3,693	6,266	6,479	14,008	5,532	(71,366)	—
Total revenues	$528,391	71,943	31,042	709,844	193,194	321,440	116,883	(71,366)	1,901,371
Net revenues	$270,999	34,441	14,565	137,776	45,816	93,458	31,294	460	628,809
Operating income	$86,565	11,548	1,615	64,907	15,623	12,302	6,437	14	199,011
Identifiable assets	$1,595,140	151,181	55,431	458,152	137,279	501,711	215,495	2,619	3,117,008
Capital expenditures	$8,720	497	964	1,264	516	15,237	215	—	27,413
Depreciation and amortization	$8,628	383	347	1,331	559	1,361	460	—	13,069
Equity	$1,337,568	60,705	26,546	240,721	94,516	142,971	123,600	(32,254)	1,994,373
Three months ended December 31, 2016:
Revenues from unaffiliated customers	$434,083	61,034	21,840	637,327	161,516	238,526	87,681	—	1,642,007
Transfers between geographic areas	26,459	2,637	3,525	5,363	5,913	10,706	5,424	(60,027)	—
Total revenues	$460,542	63,671	25,365	642,690	167,429	249,232	93,105	(60,027)	1,642,007
Net revenues	$234,779	31,088	13,802	114,116	42,547	77,361	34,590	308	548,591
Operating income	$65,839	9,439	2,305	54,156	16,877	11,086	12,510	(2)	172,210
Identifiable assets	$1,455,722	104,804	49,231	511,851	120,300	351,960	190,902	6,101	2,790,871
Capital expenditures	$14,297	251	97	1,387	1,713	1,168	430	—	19,343
Depreciation and amortization	$7,675	366	318	1,344	528	1,174	538	—	11,943
Equity	$1,166,582	46,448	27,164	327,672	91,983	108,430	112,633	(33,699)	1,847,213

February 20, 2018	Expeditors International of Washington, Inc.	Page 6 of 8

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Twelve months ended December 31, 2017:
Revenues from unaffiliated customers	$1,851,395	256,359	97,096	2,576,971	661,878	1,072,028	405,221	—	6,920,948
Transfers between geographic areas	111,163	11,827	14,766	21,405	22,999	43,296	20,848	(246,304)	—
Total revenues	$1,962,558	268,186	111,862	2,598,376	684,877	1,115,324	426,069	(246,304)	6,920,948
Net revenues	$1,008,841	119,071	58,199	509,235	163,450	335,702	121,267	3,424	2,319,189
Operating income	$277,821	38,131	9,964	248,422	53,057	48,491	24,365	9	700,260
Identifiable assets	$1,595,140	151,181	55,431	458,152	137,279	501,711	215,495	2,619	3,117,008
Capital expenditures	$28,212	1,563	4,612	3,756	1,688	53,954	1,231	—	95,016
Depreciation and amortization	$32,017	1,546	1,277	5,326	2,215	5,068	1,861	—	49,310
Equity	$1,337,568	60,705	26,546	240,721	94,516	142,971	123,600	(32,254)	1,994,373
Twelve months ended December 31, 2016:
Revenues from unaffiliated customers	$1,683,006	226,561	84,665	2,242,670	603,980	918,561	338,594	—	6,098,037
Transfers between geographic areas	106,076	10,778	15,037	21,212	24,251	41,102	21,876	(240,332)	—
Total revenues	$1,789,082	237,339	99,702	2,263,882	628,231	959,663	360,470	(240,332)	6,098,037
Net revenues	$918,110	119,492	56,066	471,275	171,033	304,429	123,335	296	2,164,036
Operating income	$250,715	32,530	13,321	230,777	64,967	42,195	35,672	(14)	670,163
Identifiable assets	$1,455,722	104,804	49,231	511,851	120,300	351,960	190,902	6,101	2,790,871
Capital expenditures	$39,531	1,727	1,038	3,889	3,038	7,554	2,539	—	59,316
Depreciation and amortization	$29,939	1,479	1,187	5,455	2,177	4,576	1,983	—	46,796
Equity	$1,166,582	46,448	27,164	327,672	91,983	108,430	112,633	(33,699)	1,847,213

February 20, 2018	Expeditors International of Washington, Inc.	Page 7 of 8

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator include the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Twelve months ended
	December 31,		December 31,
(in thousands)	2017	2016	2017	2016
Total revenues	$1,901,371	$1,642,007	$6,920,948	$6,098,037
Expenses:
Airfreight services	636,344	515,612	2,126,761	1,752,167
Ocean freight and ocean services	380,689	371,989	1,543,740	1,378,699
Customs brokerage and other services	255,529	205,815	931,258	803,135
Net revenues	$628,809	$548,591	$2,319,189	$2,164,036

February 20, 2018	Expeditors International of Washington, Inc.	Page 8 of 8